Exhibit 99.1
Merrill Lynch Global Metals, Mining & Steel Conference
Steve Leer, Chairman and CEO Arch Coal, Inc.
Key Biscayne, FL May 14, 2008

Forward-Looking Information
This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Developing nations will increase energy use, putting pressure on global supply
Source: United Nations’ Human Development Report 2007, 2006 World Development Indicators (World Bank)

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Coal’s advantage: abundant, secure and widely dispersed
Based on current production levels and proven reserves, coal should outlast both gas supplies and oil reserves by roughly 4 times
Source: ACI, Bank of America, BP Statistical Review 2007 and Blackwell Energy Research

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Largest U.S. coal plant build-out since 1980 is ongoing, but not enough to satisfy America’s energy needs
· Build-out of 16 GW equates to 54 million tons of new annual coal demand over next five years
– Arch’s reserve base positioned to service two-thirds of these plants
· Roughly 9 GW – another 33 million tons – in advanced permitting stages
· Other fuels used for electric generation are challenged to grow or represent niche players
· Reality is that we need all fuels –along with conservation and efficiency – to meet our growing energy needs
Source: Platts and ACI

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Reserve margins for the U.S. power grid will fall below target levels without adequate investment
Year when reserve margin is expected to fall below target level, by region
America has long had one of the world’s most reliable power systems. Without investment, that could soon change.
Source: NERC 2007 Long-Term Reliability Assessment

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Coal is – and will remain – a vital part of America’s energy future
Source: EIA, Platts, Argus Coal Daily and NYMEX

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Over the long term, clean-coal technologies can broaden market demand for coal
A plug-in hybrid is one Coal can be converted Gasification can reduce entry for coal into the into transportation fuel emissions and transform transportation market coal into pipeline-quality
• At current oil prices,
natural gas
• Likely to create coal-to-liquids
significant off-peak facilities are • IGCC and CCS should
demand for electricity economically feasible enable coal to prosper in a carbon-
constrained world
Public policy initiatives aimed at domestic energy security are spurring debate on energy legislation and incentives for clean-coal technology development
Source: ACI

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Since 1970, coal has been used in increasingly clean ways in the United States
· More progress is expected under existing regulations
· Higher efficiency rates and carbon capture technologies create opportunities for reducing carbon intensity as well
Source: NMA, EPA NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter)

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Developed nations must adopt climate solutions and export them to developing nations
China surpassed the U.S. in GHG emissions in 2007
The growth rate of GHG emissions in developing nations is likely to significantly exceed that of developed nations
Developed nations must invest in more clean coal technology research & development
Source: IEA World Energy Outlook 2006, Guardian

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Explosive growth in international coal markets underscores the shortage of energy around the globe
Americas Europe/Africa Asia/Pacific Americas expected to Europe/Africa should Asia’s net exports almost double net increase its net projected to decline coal exports in 2008 imports in 2008 significantly in 2008
– Driven by increase in – Significant export – Driven by strong exports from USA declines from economic growth in
South Africa developing nations
Americas imports
expected to decline – Large switch from – Severe supply
from 2007 levels domestic to imported constraints in
coal in Europe traditional coal
– Driven by lower export nations
– Coal production
import levels into USA
declines in Europe
Global coal supply and demand flows suggest that the world is short of coal by 25 million to 35 million metric tons in 2008, with continued significant supply deficits in 2009 and beyond
Source: ACI

LONG-TERM MACRO FUNDAMENTALS | CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES | CURRENT TRENDS | ABOUT ARCH COAL

In the United States, Arch expects growth in coal demand to accelerate over the next three years

(in million tons)	2008	2009	2010
Growth at Existing Coal Plants	+11	+11	+11
New Coal Plant Demand [1/]	4	22	19
Increase in Gross Exports	20	10	10
Decline in Imports	8	1	-
Incremental Demand Growth	+43	+44	+40
Cumulative		+87	+127

[1/] Net of coal plant retirements.

- U.S. coal demand to grow by **more than 3%** annually through 2010
  - U.S. coal generation fleet has **increased average utilization** by 1 percent annually over the past 10 years
  - New **coal plant build-out** will expand coal consumption meaningfully
  - U.S. is expected to become a more **significant net exporter** given shortage of coal supply worldwide and available port capacity

Arch Coal, Inc.

Source: ACI and Platts

Slide 12

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
While U.S. generator stockpile levels are comfortable, inventories are declining in the East
• Eastern stockpile levels • Western stockpile levels • Total generator stockpile have declined 7.6 million have increased 5.2 levels have declined 2.4 tons year-to-date million tons year-to-date million tons year-to-date
• In Central Appalachia, • Expect levels to decline • Typically, stockpiles stocks could fall to near- as demand in the East for build from January critical levels by autumn replacement tons grows through March
Source: ACI and Energy Ventures Analysis, Inc.

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
PRB coal has gained market share in border states just east of the Mississippi River
Border States East of MS Border States East of MS Border States East of MS
Burn by Coal Type circa 1990 Burn by Coal Type circa 1995 Burn by Coal Type circa 2007
• Eastern border state • By 1995, power plants • Current 69 percent power plants in Wisconsin, in these four states mix of PRB coal has
Illinois, Tennessee and increased their mix of been achieved with
Mississippi historically PRB coal from 22 relatively modest
burned a small mix of percent to 42 percent capital investment
PRB coal in just five years
Source: ACI and Energy Velocity *Border states represent WS, IL, TN and MS

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
We foresee increased PRB market expansion
opportunities further east of the Mississippi River
· Eastern power plants in non-border states are generally comparable to plants in the border states of WS, IL, TN and MS
· These non-border state plants could theoretically increase their mix of PRB coal as plants in the border states have done
· If plants in non-border states were to switch to PRB coal, the equivalent PRB volume opportunity would represent a potential of 300 million tons
Source: ACI and Energy Velocity

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Arch Coal is positioned for the future
· One of the largest coal producers in the U.S.
· Core business is providing U.S. power generators with cleaner-burning, low-sulfur coal for electric generation
– Supplies roughly 12% of U.S. coal needs
– Provides source fuel for roughly 6% of U.S. electricity
· Talented workforce operates large, modern mines
· Industry leader in mine safety, productivity and reclamation
Source: ACI

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Arch’s national scope of operations and reserve base includes presence in four major U.S. coal basins
Powder River Basin 1. Coal Creek 2. Black Thunder
Western Bituminous 1. Skyline 2. Dugout 3. Sufco 4. West Elk
Illinois Basin Knight Hawk
Central Appalachia
1. Mountain Laurel 2. Coal-Mac 3. Cumberland River 4. Lone Mountain
Source: ACI at 12/31/07

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Arch is continuing to enhance reputation as a responsible energy company
· Operating the world’s safest coal mines
– Awarded MSHA’s Sentinels of Safety honor for operating the nation’s safest underground coal mines in 2006 and 2007
– Ranked first among coal industry peers for safety performance last year
· Acting as responsible citizens and good environmental stewards
– Inaugural 2007 social responsibility report elevates awareness of Arch’s environmental programs
– Earned 3 National Good Neighbor Awards in 4 years
· Achieving superior financial performance
– Forbes recognized Arch as one of the 100 most trustworthy U.S. companies of 2008
– Expect 2008 to be a record earnings year for Arch
Source: ACI, Forbes

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Arch has one of the industry’s strongest and cleanest balance sheets
Source: SEC filings compiled by ACI

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Arch’s mines are strategically positioned to respond to dynamic trends in coal markets
Central Appalachia Western Bituminous Powder River Basin
· Customers span five
· Export growth and
· Supply constraints in
continents supply pressures in other regions and
eastern U.S. are sufficient PRB rail
· Expect to ship 4.5
boosting demand capacity should pull
million tons into global
coal east
and domestic met
· Arch benefits as
markets in 2008; largest producer
· Arch will benefit from
5-6 million in 2009 rising domestic prices
· Have signed
· Pursuing incremental significant export
· In discussions to
margin opportunities business export PRB coal
Source: ACI

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Arch is advancing clean-coal technology development via a proposed coal-to-liquids plant in Wyoming
· World oil consumption needs are growing, and increasingly will be supplied by OPEC
· CTL can have a positive impact on the U.S. economy, security and environment
· Arch owns an equity interest in DKRW Advanced Fuels
· Proposed plant would capture CO2
to enhance recovery in domestic oil fields
Source: EIA and ACI

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Arch’s selective approach to signing new contracts retains future upside potential
Source: ACI, Argus Coal Daily 5/9/08

LONG-TERM MACRO FUNDAMENTALS CLIMATE CONCERNS AND CLEAN-COAL TECHNOLOGIES CURRENT TRENDS ABOUT ARCH COAL
Arch continuously evaluates all avenues for value creation
Shareholder Returns
Organic Growth
Invest in core businesses to enhance profit growth and return on capital, evaluate opportunities to further upgrade and expand reserve base
Market Expansion
Consider investments to expand market for coal (and improve coal’s value proposition) through Btu-conversion and other advanced coal technologies
Strategic Growth
Consider acquisitions or other investments that strategically fit and create value
Capital Structure Enhancement
Maintain strong balance sheet, and consider other vehicles for value creation, such as share repurchases or dividend increases, when advantageous
Source: ACI

Merrill Lynch Global Metals, Mining & Steel Conference
Steve Leer, Chairman and CEO Arch Coal, Inc. Key Biscayne, FL May 14, 2008